UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Verve Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote Scan QR for digital voting Verve Therapeutics, Inc. Annual Meeting of Stockholders Thursday, June 6, 2024 9:00 AM, Eastern Time Annual Meeting to be held live via the Internet. You must register to attend the meeting online and/or participate prior to the deadline of June 5, 2024 at 5:00 p.m. ET. Please visit www.proxydocs.com/VERV for more details For a convenient way to view proxy materials, VOTE, and obtain directions to register for and attend the meeting, go to www.proxydocs.com/VERV To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 27, 2024. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 6, 2024 For Stockholders of record as of April 11, 2024 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report To order paper materials, use one of the following methods. Internet: www.investorelections.com/VERV Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number SEE REVERSE FOR FULL AGENDA Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

[GRAPHIC APPEARS HERE]Verve Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND FOR ONE YEAR FOR PROPOSAL 4. 1. Election of two Class III directors to our board of directors, each to serve until the 2027 annual meeting of stockholders. 1.01Burt Adelman, M.D. 1.02Sekar Kathiresan, M.D. 2.Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3.Approval, on an advisory basis, of the compensation paid to our named executive officers. 4.Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers. NOTE: To transact other business properly brought before the Annual Meeting or any adjournment or postponement thereof.